Supplement Dated June 7, 2017
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Variable 5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Corporate Variable 5

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Janus Aspen Series has informed us that, effective June 5, 2017 the name of the Janus Aspen Flexible Bond Portfolio will change to Janus Henderson Flexible Bond Portfolio. All other information about the fund can be found in the fund’s prospectus.

Please retain this Supplement for future reference.